Exhibit 24.1

Power of Attorney

WHEREAS Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison and Con Edison of New York, as the case may be, does hereby constitute and appoint Robert N. Hoglund, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February 2007.

/s/    Kevin Burke

Power of Attorney

WHEREAS Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison and Con Edison of New York, as the case may be, does hereby constitute and appoint Robert N. Hoglund, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of February 2007.

/s/    Robert N. Hoglund

Power of Attorney

WHEREAS Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison and Con Edison of New York, as the case may be, does hereby constitute and appoint Robert N. Hoglund, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of February 2007.

/s/    Edward J. Rasmussen

Power of Attorney

WHEREAS Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison and Con Edison of New York, as the case may be, does hereby constitute and appoint Robert N. Hoglund, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of February 2007.

/s/    Vincent A. Calarco

Power of Attorney

WHEREAS Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison and Con Edison of New York, as the case may be, does hereby constitute and appoint Robert N. Hoglund, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of February 2007.

/s/    George Campbell. Jr.

Power of Attorney

WHEREAS Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison and Con Edison of New York, as the case may be, does hereby constitute and appoint Robert N. Hoglund, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of February 2007.

/s/    Gordon J. Davis

Power of Attorney

WHEREAS Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison and Con Edison of New York, as the case may be, does hereby constitute and appoint Robert N. Hoglund, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of February 2007.

/s/    Michael J. Del Guidice

Power of Attorney

WHEREAS Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison and Con Edison of New York, as the case may be, does hereby constitute and appoint Robert N. Hoglund, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of February 2007.

/s/    Ellen V. Futter

Power of Attorney

WHEREAS Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison and Con Edison of New York, as the case may be, does hereby constitute and appoint Robert N. Hoglund, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of February 2007.

/s/    Sally Hernandez

Power of Attorney

WHEREAS Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison and Con Edison of New York, as the case may be, does hereby constitute and appoint Robert N. Hoglund, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of February 2007.

/s/    Peter W. Likins

Power of Attorney

WHEREAS Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison and Con Edison of New York, as the case may be, does hereby constitute and appoint Robert N. Hoglund, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of February 2007.

/s/    Eugene R. McGrath

Power of Attorney

WHEREAS Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison and Con Edison of New York, as the case may be, does hereby constitute and appoint Robert N. Hoglund, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of February 2007.

/s/    Frederic V. Salerno

Power of Attorney

WHEREAS Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison and Con Edison of New York, as the case may be, does hereby constitute and appoint Robert N. Hoglund, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of February 2007.

/s/    L. Frederick Sutherland

Power of Attorney

WHEREAS Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison and Con Edison of New York, as the case may be, does hereby constitute and appoint Robert N. Hoglund, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of February 2007.

/s/    Stephen R. Volk